                                                                       Exhibit 3

   MONTHLY LEASE RENTALS BASED ON THE AIRPLANES GROUP PERFORMANCE ASSUMPTIONS

                               LEASE
           MONTH              RENTALS
           -----            ------------
                            ($ MILLIONS)
April 2001.................     37.310
May 2001...................     34.488
June 2001..................     44.406
July 2001..................     36.833
August 2001................     35.815
September 2001.............     39.337
October 2001...............     32.442
November 2001..............     34.713
December 2001..............     38.341
January 2002...............     32.314
February 2002..............     36.969
March 2002.................     35.606
April 2002.................     33.051
May 2002...................     35.081
June 2002..................     41.586
July 2002..................     32.920
August 2002................     35.006
September 2002.............     37.294
October 2002...............     33.852
November 2002..............     36.092
December 2002..............     42.819
January 2003...............     36.443
February 2003..............     38.868
March 2003.................     35.320
April 2003.................     36.126
May 2003...................     36.845
June 2003..................     36.235
July 2003..................     33.600
August 2003................     35.195
September 2003.............     34.439
October 2003...............     34.162
November 2003..............     35.095
December 2003..............     34.231
January 2004...............     33.890
February 2004..............     33.929
March 2004.................     34.941
April 2004.................     35.778
May 2004...................     44.833
June 2004..................     37.450
July 2004..................     33.457
August 2004................     33.531
September 2004.............     34.661
October 2004...............     34.056
November 2004..............     32.978
December 2004..............     34.705
January 2005...............     33.888
February 2005..............     32.823
March 2005.................     33.732
April 2005.................     34.229
May 2005...................     35.513
June 2005..................     36.028
July 2005..................     34.031
August 2005................     32.976
September 2005.............     37.315
October 2005...............     33.961
November 2005..............     34.368
December 2005..............     36.785
January 2006...............     33.192
February 2006..............     41.698
March 2006.................     38.799
April 2006.................     32.819

                               LEASE
           MONTH              RENTALS
           -----            ------------
                            ($ MILLIONS)
May 2006...................     31.915
June 2006..................     32.342
July 2006..................     32.745
August 2006................     31.810
September 2006.............     32.740
October 2006...............     31.819
November 2006..............     32.169
December 2006..............     32.041
January 2007...............     31.882
February 2007..............     31.867
March 2007.................     31.776
April 2007.................     31.660
May 2007...................     31.627
June 2007..................     31.505
July 2007..................     31.409
August 2007................     31.350
September 2007.............     31.351
October 2007...............     31.250
November 2007..............     31.110
December 2007..............     30.990
January 2008...............     30.944
February 2008..............     35.877
March 2008.................     32.363
April 2008.................     31.704
May 2008...................     31.852
June 2008..................     30.055
July 2008..................     29.947
August 2008................     32.366
September 2008.............     29.724
October 2008...............     29.691
November 2008..............     29.493
December 2008..............     29.453
January 2009...............     29.435
February 2009..............     29.345
March 2009.................     29.315
April 2009.................     29.175
May 2009...................     29.175
June 2009..................     29.175
July 2009..................     29.158
August 2009................     29.113
September 2009.............     29.069
October 2009...............     28.995
November 2009..............     28.961
December 2009..............     32.465
January 2010...............     28.754
February 2010..............     28.709
March 2010.................     28.656
April 2010.................     28.656
May 2010...................     28.656
June 2010..................     28.614
July 2010..................     28.578
August 2010................     28.578
September 2010.............     28.784
October 2010...............     28.566
November 2010..............     28.566
December 2010..............     28.764
January 2011...............     28.480
February 2011..............     28.606
March 2011.................     31.504
April 2011.................     35.294
May 2011...................     29.957

                               LEASE
           MONTH              RENTALS
           -----            ------------
                            ($ MILLIONS)
June 2011..................     38.127
July 2011..................     26.703
August 2011................     28.992
September 2011.............     28.113
October 2011...............     26.137
November 2011..............     25.841
December 2011..............     25.709
January 2012...............     27.900
February 2012..............     27.525
March 2012.................     27.307
April 2012.................     26.755
May 2012...................     35.335
June 2012..................     25.633
July 2012..................     23.145
August 2012................     23.047
September 2012.............     23.027
October 2012...............     28.248
November 2012..............     24.531
December 2012..............     21.960
January 2013...............     21.877
February 2013..............     24.786
March 2013.................     25.461
April 2013.................     24.195
May 2013...................     25.137
June 2013..................     23.671
July 2013..................     29.655
August 2013................     24.018
September 2013.............     19.393
October 2013...............     21.708
November 2013..............     24.136
December 2013..............     26.776
January 2014...............     18.141
February 2014..............     17.989
March 2014.................     19.097
April 2014.................     20.189
May 2014...................     17.701
June 2014..................     25.765
July 2014..................     22.078
August 2014................     17.160
September 2014.............     19.067
October 2014...............     22.314
November 2014..............     19.641

                               LEASE
           MONTH              RENTALS
           -----            ------------
                            ($ MILLIONS)
December 2014..............     16.504
January 2015...............     20.139
February 2015..............     16.317
March 2015.................     16.226
April 2015.................     21.158
May 2015...................     16.007
June 2015..................     20.864
July 2015..................     23.154
August 2015................     26.470
September 2015.............     16.762
October 2015...............     24.413
November 2015..............     17.462
December 2015..............     20.400
January 2016...............     13.930
February 2016..............     17.357
March 2016.................     25.817
April 2016.................     26.620
May 2016...................     14.446

   MONTHLY LEASE RENTALS BASED ON THE AIRPLANES GROUP PERFORMANCE ASSUMPTIONS
                                 --(Continued)

                               LEASE
           MONTH              RENTALS
           -----            ------------
                            ($ MILLIONS)
June 2016..................     19.823
July 2016..................     20.865
August 2016................     27.790
September 2016.............     22.289
October 2016...............     15.999
November 2016..............     12.763
December 2016..............      9.423
January 2017...............     35.496
February 2017..............     26.742
March 2017.................     36.684
April 2017.................     26.126
May 2017...................     16.807


                               LEASE
           MONTH              RENTALS
           -----            ------------
                            ($ MILLIONS)
June 2017..................      7.131
July 2017..................     11.108
August 2017................     12.249
September 2017.............     21.092
October 2017...............     16.117
November 2017..............     16.561
December 2017..............      8.464
January 2018...............      4.405
February 2018..............      0.598
March 2018.................      4.307
April 2018.................      4.131


                               LEASE
           MONTH              RENTALS
           -----            ------------
                            ($ MILLIONS)
May 2018...................      0.136
June 2018..................      0.136
July 2018..................      0.136
August 2018................      0.136
September 2018.............      0.136
October 2018...............      0.136
November 2018..............      0.136
December 2018..............      0.136
January 2019...............      4.395
February 2019..............      0.000
March 2019.................      0.000


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